THE TARGET PORTFOLIO TRUST

Target International Equity Portfolio (the “Fund”)

Supplement dated March 9, 2017

to the Fund’s current Statutory Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)

Effective on or about April 13, 2017, the Class T shares of the Fund will be redesignated as Class Z shares of the Fund. All references to Class T shares in the Fund’s Statutory Prospectus, Summary Prospectus, and SAI are revised from “Class T” to “Class Z” as of such date.

The table below illustrates the changes to the former Class T shares of the Fund as a result of the redesignation:

	Former Class T	New Class Z
Front-End Sales Load	None	None
CDSC	None	None
12b-1 Fee	None	None
Eligible Investors	Limited investors, including banks, trust companies, certain group retirement plans, certain investment advisory services and fee-based programs held through omnibus accounts; purchasers must have a securities account with a broker-dealer, financial intermediary or financial adviser that is permitted to buy or sell Class T shares of the Target Portfolio	Certain group retirement plans; institutional investors (e.g., corporations, banks, governmental entities, municipalities, hospitals, insurance companies and IRS Section 501 entities, such as foundations and endowments); and certain other investors (including mutual fund “wrap” or “supermarket” programs; participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential; current and former Directors/Trustees; current and former employees (including their spouses, children and parents) of Prudential and its affiliates; Prudential; Prudential funds, including Prudential funds-of-funds; qualified state tuition programs (529 plans); and investors working with fee-based consultants for investment selection and allocation)
Minimum Investment	None	None*
Exchange Privilege	None	Exchangeable for Class Z shares of other mutual funds sponsored by Prudential.

*$2,500 for shares purchased by current and former employees (including their spouses, children and parents); $1,000 for retirement accounts and custodial accounts for minors; $50 is the minimum initial and subsequent investment for Automatic Investment Plan (“AIP”) accounts (if shares are held through a broker or other financial intermediary, the broker or intermediary is responsible for determining the minimum initial and subsequent investment for AIP accounts).

LR926